PARITZ & COMPANY, P.A.


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          |                     XL GENERATION AG                       |
          |                                                            |
          |                    FINANCIAL STATEMENTS                    |
          |                           WITH                             |
          |     REPORT OF INDEPENDENT REGISTERED ACCOUNTING FIRM       |
          |                                                            |
          |                    YEAR ENDED DECEMBER 31, 2004            |
          |                                                            |
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

                REPORT OF INDEPENDENT REGISTERED ACCOUNTING FIRM


Board of Directors
XL Generation AG


We have audited the accompanying balance sheet of XL Generation AG as of and the related statements of operations, stockholders' deficiency and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of XL Generation AG as of December 31, 2004, and the results of its operations and its cash flows for the year then ended in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that XL Generation AG will continue as a going concern. As shown in the consolidated financial statements, XL Generation AG incurred net losses of $2,104,854 in fiscal 2004 and has a working capital deficiency of $2,018,232 and a stockholders' deficiency of $2,016,464 as of December 31, 2004. These conditions raise substantial doubt about the Company's ability to continue as a going concern. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.


Hackensack, New Jersey
October 18, 2005

                                XL GENERATION AG

                                  BALANCE SHEET

                                DECEMBER 31, 2004
================================================================================


                                     ASSETS

CURRENT ASSETS:

  Cash                                                              $   434,194

  Due from stockholder                                                  416,047

  Prepaid expenses and sundry current assets                             49,355
                                                                    -----------
     TOTAL CURRENT ASSETS                                               899,596


OFFICE EQUIPMENT, NET OF ACCUMULATED

DEPRECIATION OF $1,136                                                    1,768
                                                                    -----------

TOTAL ASSETS                                                        $   901,364
                                                                    ===========

                    LIABILITIES AND STOCKHOLDERS' DEFICIENCY

CURRENT LIABILITIES:

  Note payable - stockholder                                        $   489,220

               - supplier (see Note 8)                                2,352,333

  Accrued expenses                                                       76,275
                                                                    -----------
TOTAL CURRENT LIABILITIES                                             2,917,828


STOCKHOLDERS' DEFICIENCY                                             (2,016,464)


TOTAL LIABILITIES AND STOCKHOLDERS' DEFICIENCY                      $   901,364
                                                                    ===========


================================================================================

                        See notes to financial statements

                                XL GENERATION AG

                             STATEMENT OF OPERATIONS

                          YEAR ENDED DECEMBER 31, 2004
================================================================================


REVENUE:
  Product sales                                                     $ 1,348,919
                                                                    -----------


COSTS AND EXPENSES:
  Cost of sales                                                       1,676,785
  Selling, general and administrative                                   913,952
  Research and development                                              123,315
  Write-off of advances to related party                                539,357
  Interest, net                                                          50,468
  Foreign exchange loss                                                  11,870
                                                                    -----------
     TOTAL COSTS AND EXPENSES                                         3,315,747
                                                                    -----------


NET LOSS                                                            $(1,966,828)
                                                                    -----------


Basic and diluted loss per share                                    $    (28.55)
                                                                    ===========

Weighted average shares outstanding                                 $    50,000
                                                                    ===========


================================================================================

                        See notes to financial statements

                                XL GENERATION AG

                      STATEMENT OF STOCKHOLDERS' DEFICIENCY

                          YEAR ENDED DECEMBER 31, 2004

==================================================================================================================================
                                                                               Accumulated
                                           ---Common Stock---                      Other                     Total
                                       Shares                   Accumulated    Comprehensive             Comprehensive
                                       Amount                      Deficit         Loss          Total        Loss

BALANCE - JANUARY 2004                      --   $        --    $        --    $        --    $        --    $        --

Sales of common stock                      100        88,390             --             --         88,390             --

Net loss                                    --                   (1,966,828)            --     (1,966,828)    (1,966,828)

Other comprehensive loss:

 Financial statement translation            --            --                      (138,026)      (138,026)      (138,026)
                                   -----------   -----------    -----------    -----------    -----------    -----------


BALANCE - DECEMBER 31, 2004                100   $    88,390    $(1,966,828)   $  (138,026)   $(2,016,464)   $(2,104,854)
                                   ===========   ===========    ===========    ===========    ===========    ===========


==================================================================================================================================

                        See notes to financial statements

                                XL GENERATION AG

                             STATEMENT OF CASH FLOWS

                          YEAR ENDED DECEMBER 31, 2004
================================================================================


OPERATING ACTIVITIES:
  Net loss                                                          $(1,966,828)
  Adjustments to reconcile net loss to net
    cash used in operating activities:
        Depreciation and amortization                                     1,136

  Changes in operating assets and liabilities:
        Prepaid expenses                                                (49,355)
        Accrued expenses                                                 76,275
                                                                    -----------
NET CASH USED IN OPERATING ACTIVITIES                                (1,938,772)
                                                                    -----------


INVESTING ACTIVITIES:
  Acquisition of office equipment                                        (2,903)
                                                                    -----------
NET CASH USED IN INVESTING ACTIVITIES                                    (2,903)
                                                                    -----------


FINANCING ACTIVITIES:
  Proceeds from sale of common stock                                     88,390
  Proceeds from stockholder loans                                       489,220
  Proceeds from loans from related party                              2,352,333
  Advances to stockholder                                              (416,047)
                                                                    -----------
NET CASH PROVIDED BY FINANCING ACTIVITIES                             2,513,896
                                                                    -----------


EFFECT OF EXCHANGE RATE ON CASH                                        (138,027)
                                                                    -----------


INCREASE IN CASH AND CASH - END OF YEAR                             $   434,194
                                                                    ===========


================================================================================

                        See notes to financial statements

                                XL GENERATION AG

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                                DECEMBER 31, 2004
================================================================================

1     SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

      BUSINESS DESCRIPTION

      XL Generation AG (the "Company") or ("XLG") was incorporated in 1991, and was inactive until March 2004 when it was granted the exclusive worldwide right to manufacture, promote and sell XL Turf products. XL Turf is an artificial pitch used primarily in soccer stadiums and indoor recreational facilities.

      CASH AND CASH EQUIVALENTS

      The Company considers all highly liquid debt instruments with original maturities not exceeding three months to be cash equivalents.

      OFFICE EQUIPMENT

      Office equipment is stated at cost. Depreciation is computed using the straight-line method over the three-year estimated life of the equipment.

      REPAIRS AND MAINTENANCE

      Maintenance and repairs and minor renewals are expensed as incurred.

      RESEARCH AND DEVELOPMENT

      Research and development costs are expensed as incurred.

      REVENUE RECOGNITION

      The Company recognizes revenue when it is realized or realizable and earned. The Company considers revenue realized or realizable and earned when persuasive evidence of an arrangement exists, the product has been shipped or the services have been provided to the customer, the sales price is fixed or determinable and collectibility is reasonably assured. The Company reduces revenue for estimated customer returns, rotations and sales rebates when such amounts are estimable. When not estimable, The Company defers revenue until the product is sold to the end customer. As part of its product sales price, the Company provides support, which is generally utilized by the customer shortly after the sale.

      INCOME TAXES

      The asset and liability approach is used to account for income taxes by recognizing deferred tax assets and liabilities for the expected future tax consequences of temporary differences between the carrying amounts and the tax bases of assets and liabilities. The Company records a valuation allowance to reduce the deferred tax assets to the amount that is more likely than not to be realized.

      LOSS PER COMMON SHARE

      The basic net loss per common share is computed by dividing the net loss by the weighted average number of common shares outstanding.

================================================================================

      USE OF ESTIMATES

      In preparing financial statements, management makes estimates and assumptions that affect the reported amounts of assets and liabilities in the balance sheet and revenue and expenses in the statement of operations. Actual results could differ from those estimates.

      FOREIGN CURRENCY

      For the Company's international operations, the local currency is designated as the functional currency. Accordingly, assets and liabilities are translated into U.S. Dollars at year-end exchange rtes and revenues and expenses are translated at average exchange rates prevailing during the year. Currency translation adjustments from local functional currency countries resulting from fluctuations in exchange rates are recorded in other comprehensive income.

      DEFERRED INCOME TAXES

      The Company accounts for income taxes in accordance with Statement of Financial Accounting Standards No. 109 (SFAS 109) which requires that deferred tax assets and liabilities be recognized for future tax consequences attributable to differences between financial statement carrying amounts of existing assets and liabilities and their respective tax bases. In addition, SFAS 109 requires recognition of future tax benefits, such as carryforwards, to the extent that realization of such benefits is more likely than not and that a valuation allowance be provided when it is more likely than not that some portion of the deferred tax asset will not be realized.


2     GOING CONCERN

      The accompanying consolidated financial statements have been prepared on a going concern basis, which contemplates the realization of assets and settlement of liabilities and commitments in the normal course of business for the foreseeable future. Since inception in March 2004, the Company has accumulated losses aggregating $2,104,854, has a negative working capital of $2,018,232 and a stockholders' deficiency of $2,016,464 as of December 31, 2004, all of which raise substantial doubt about the Company's ability to continue as a going concern.

      Management's plan for the Company's continued existence including selling additional stock or borrowing additional funds to pay overhead expenses while current marketing efforts continue to raise its sales volume.

      The Company's future success is dependent upon its ability to achieve profitable operations, generate cash from operating activities and obtain additional financing. There is no assurance that the Company will be able to generate sufficient cash from operations, sell additional shares of common stock or borrow additional funds.

      The Company's inability to obtain additional cash could have a material adverse effect on its financial position, results of operations and its ability to continue in existence. The consolidated financial statements do not include any adjustments that might result from the outcome of this uncertainty.

================================================================================

3        ACCRUED EXPENSES

         As of December 31, 2004, accrued expenses consist of the following:


                   Accrued interest                         $23,999

                   Accrued operating expenses                52,276
                                                            -------
                                                            $76,275
                                                            =======

4     NOTES PAYABLE

      During 2004 the Company received a total of $2,352,333 for an unsecured demand note payable from SOREVE, a former parent company of its French distributor. The note balance at December 31, 2004 is $2,352,333. The note bears interest at a rate based upon a percentage of sales pursuant to a related sales agreement.

      In March 2004 the Company received $173,100 for an unsecured demand note payable from Mr. Albert Beerli, a 10% stockholder and a current board member. During the year, Mr. Beerli continued to support the Company with additional funds through payments of overheads in the Head Office. The total note balance at December 31, 2004 was $489,220.


5     CAPITAL STOCK

      The total number of shares of capital stock which the Company has the authority to issue is 100,000 shares. 50,000 are fully paid-up.

6     INCOME TAXES

      Income taxes are not due, since the Company has incurred a loss since inception. The Company has deductible net operating losses of approximately $2,100,000 at December 31, 2004. These expire twenty years after incurred. Components of deferred tax assets and liabilities are as follows:

                  Deferred tax asset                        $ 792,000

                  Valuation allowance                        (792,000)
                                                            ---------
                  Net deferred tax asset                    $       -
                                                            =========

      The Company has recorded a full valuation allowance against its deferred tax asset since, in its opinion, it is more likely than not that such deferred tax asset will not be recognized.


7     RELATED PARTY TRANSACTIONS

      In March 2004 the Company received an advance of $135,236 (CHD 153,000) by Mr. Albert Beerli, a 10% stockholder of the Company. In addition, Mr. Beerli advanced further payments during the year to cover general overheads and running costs of the Zug office. The balance as of December 31, 2004 was $489,220 (CHF 553,478.97).

================================================================================

8     SUBSEQUENT EVENTS

      In January 2005 the Company entered into an exclusive license agreement with WKF.5 Limited, a Malta incorporated entity. That grants the Company the exclusive right to manufacture and sell XL products and products using XL Pad technology. The Company will pay WKF.5 Limited a fee equal to 5% of the Company's gross sales of these products. As compensation, the Company will pay a one-time fee of approximately $416,000 (CAD 470,695.14) to enter into this agreement. The cost will be expensed during the first quarter of 2005.

      In June 2005 the Company entered into an agreement with Terevi/Soreve to convert the loan granted to the Company during 2004 into preference shares of the Company. The preference shares will be convertible to XL Generation International Inc. Common stock once traded on the OTCBB exchange.

      In June 2005 the Company signed with Cygni Systems Inc. ("Cygni") whereby Cygni would acquire all shares in the Company for new issued common shares in Cygni. Cygni would also change its name to XL Generation International Inc. On August 19, 2005 the transaction was executed, whereby Cygni acquired 100% of the shares in the Company in exchange for the issuance of 15,000,000 new common shares of Cygni.